                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 24, 2004

                             PRIME HOSPITALITY CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       1-6869                 22-2640625
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

              700 Route 46 East, Fairfield, New Jersey 07004
--------------------------------------------------------------------------------
                  Address of principal executive offices

       Registrant's telephone number, including area code: (973) 882-1010

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 8.01. Other Events.

      On September 24, 2004, Prime Hospitality Corp. ("Prime") announced that it and the other defendants have entered into a memorandum of understanding to settle the purported class action litigation brought in connection with the acquisition of Prime by an affiliate of The Blackstone Group. In connection with the settlement, Prime will be mailing to its stockholders a proxy statement supplement that includes certain additional disclosures. A copy of the press release issued by Prime on September 24, 2004, announcing the entering of a memorandum of understanding is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

      Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit No.   Exhibits
            -----------   --------
            99.1          Press Release of Prime Hospitality Corp. dated
                          September 24, 2004.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRIME HOSPITALITY CORP.

Date:  September 24, 2004           By: /s/ Richard T. Szymanski
                                        ---------------------------------------
                                        Name:  Richard T. Szymanski
                                        Title: Senior Vice President and
                                               Chief Financial Officer